Collaborative Investment Series Trust N-CSRS

Exhibit 99.906 CERT

Section 906 – CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSRS for the period ended March 31, 2026, of Collaborative Investment Series Trust (the “Registrant”).

The undersigned, being the Principal Executive Officer of the Registrant, hereby certifies that, to the officer’s knowledge:

1.	the Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

June 3, 2026

Date

/s/ Gregory Skidmore
Gregory Skidmore
Principal Executive Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Section 906 – CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSRS for the period ended March 31, 2026, of Collaborative Investment Series Trust (the “Registrant”).

The undersigned, being the Principal Financial Officer of the Registrant, hereby certifies that, to the officer’s knowledge:

1.	the Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

June 3, 2026

Date

/s/ William McCormick
Bill McCormick
Principal Financial Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSRS or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.